UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

AUGUST 19, 2003

BETA OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-68381	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 S. Yale, Suite 813, Tulsa, OK		74136
(Address of principal executive offices)		(Zip Code)

(918) 495-1011
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

	99.1	Press Release dated August 19, 2003.

Item 9.	Regulation FD Disclosure

On August 19, 2003, the Registrant announced its increase in 2003 capital budget and operations update for the last half of 2003.  The press release regarding this announcement is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETA OIL & GAS, INC.

Date: August 20, 2003	By:	/s/ Joseph L. Burnett
Joseph L. Burnett
Chief Financial Officer and Principal Accounting Officer